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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2003
                                                  ----------------

                               Zeppelin Energy Inc.
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                 (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-26373                 98-0196717
-----------------------------  ---------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

 7061 Dunraven Lane S.W., Port Orchard, Washington                98367
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      (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (253) 709-2494
             ---------------------------------------------------------


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Item 5.  Other Events and Regulation FD Disclosure.............................1

Signatures.....................................................................2
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ITEM  5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 4, 2003 Mr. Ken Thorpe resigned as President and Director of Zeppelin Energy Inc. ("The Company"). The resignation was not as a result of any disagreement with the Company on any matters relating to the Company's operations, policies, or practices. Because the emphasis of the Company is now in the oil and gas business, the Board of Directors decided it appropriate to have Mr. William Hennessey, currently a Director of the Company and someone with oil and gas experience, become President. Subsequently, as of February 5, 2002, Mr. Hennessey has agreed to assume the role of President of Zeppelin Energy Inc.



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                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Zeppelin Energy Inc.

                                   By:     /s/ Donald J. Cheney
                                          -------------------------------------
                                          Donald J. Cheney
                                          Secretary/Treasurer/Director





Dated:  February 7, 2003